THIS DEED OF CONVEYANCE, made and entered into this___ day of November, 2007, by and between ANNA L. JETT, widow, of 2 Hargis Hill Drive, Jackson, KY 41339, party of the first part, and CONSOLIDATED SERVICES, INC., a Delaware corporation with a mailing address of 2756 N. Green Valley Parkway, Suite 225, Henderson, NV 69014, party of the second part;

WITNESSETH: For and in consideration of the sum of Ten ($10.00) dollars, cash in hand paid, the receipt and sufficiency of which is hereby acknowledged, said party of the first part does hereby sell, grant and convey unto the party of the second part, its successors and assigns forever, all of her undivided right, title and interest in and to all the coal, oil, gas, minerals, and mineral substances, in, upon and under the following property:

TRACT 1: All that property conveyed unto Nancy Jett Brewer from Morton Jett, Sr., and Mary Jett, his wife, by deed dated May 23, 1974, and of record in Deed Book 130 at page 666, Office of the Breathitt County Clerk.

TRACT 2: All that property conveyed unto Sharon Spencer from Morton Jett, Sr., and Mary Jett, his wife, by deed dated May 23, 1974, and of record in Deed Book 130 at page 669, Office of the Breathitt County Clerk.

TRACT 3: All that property conveyed unto Morton Jett, Jr., from Morton Jett, Sr., and Mary Jett, his wife, by deed dated May 23, 1974, and of record in Deed Book No. 130 at page 679, Office of the Breathitt County Clerk.

TRACT 4: All that property conveyed unto Janet Sue Gross from Morton Jett, Sr., and Mary Jett, his wife, by deed dated May 23, 1974, and of record in Deed Book 130 at page 672, Office of the Breathitt County Clerk.

TRACT 5: All that property conveyed unto James Jett from Morton Jett, Sr., and Mary Jett, his wife, by deed dated May 23, 1974, and of record in Deed Book No 130 at page 675, Office of the Breathitt County Clerk.

TRACT 6: All the minerals reserved in the deed to Noah Bryant and Grace Bryant, dated November 14, 1960, and of record in Deed Book 108 at page 496, Office of the Breathitt County Clerk. Being the interest of the grantor acquired by Anna L. Jett by devise from Morton Jett, Jr., according to Will of record in Will Book No. 9 at page 691, Office of the Breathitt County Clerk.

TO HAVE AND TO HOLD the same, together with all the .appurtenances thereunto belonging unto the party of the second part, its successors and assigns forever, with Covenants of General Warranty.

IN TESTIMONY WHEREOF witness my signature, the day and date first herein appearing.

/s/ ANNA L. JETT

This Instrument prepared by

HERALD & HERALD LAW OFFICES

P.O. BOX 744

JACKSON, KY 41339

STATE OF KENTUCKY

COUNTY OF BREATHITT

I, Darrell A. Herald, a Notary Public for the above County and State, certify that the foregoing Deed to CONSOLIDATED SERVICES, INC., a Delaware corporation, was produced before me in said County and State, and signed, acknowledged and delivered by ANNA L. JETT, widow, to be her free act and deed.

Given under my hand this 8th day of November, 2007.

/s/ NOTARY PUBLIC

My commission expires 04/02/2010

*******

We, ANNA L. JETT, widow, Grantor, and CONSOLIDATED SERVICES, INC., a Delaware corporation, Grantee, do hereby certify, pursuant to KRS Chapter 382, that the above-stated consideration in the amount of $10.00, is the true, correct and full consideration paid for the property herein conveyed. We further certify our understanding that falsification of the stated consideration or sale price of the property is a Class D felony, subject to one to five years imprisonment and fines up to $10,000.00.

GRANTOR:  /s/ ANNA L. JETT

GRANTEE: CONSOLIDATED SERVICES, INC.

A Delaware corporation

By: /s/ Johnny R. Thomas

Position:  CEO, President

ATTEST:

/s/ SECRETARY

STATE OF KENTUCKY

COUNTY OF BREATHITT

Subscribed and sworn to before me by ANNA L. JETT, Grantor, on this 8th day of November, 2007.

/s/ NOTARY PUBLIC

My commission expires 04/02/2010

*******

STATE OF NEVADA

COUNTY OF CLARK

Subscribed and sworn to before me by Johnny R. Thomas, whose official position is CEO, President of CONSOLIDATED SERVICES, INC., a Delaware corporation, Grantee, for and on behalf of said CONSOLIDATED SERVICES, INC., a Delaware corporation, by him as its CEO, President, and attested by Helen H. Thomas, Secretary, on this 10th day of November, 2007.

/s/ NOTARY PUBLIC

My commission expires 06/23/2008

STATE OF KENTUCKY

COUNTY OF BREATHITT

I, TONY WATTS, Clerk of the aforesaid County Court, certify that the foregoing instrument was, on the ___ day of _______________ 2007, lodged for record; whereupon the same, with the foregoing and this Certificate have been duly recorded in my office in Deed Book at page ______.

Witness my hand this ___ day of _____________, 2007.

TONY WAITS, CLERK

By: ______________________ D.C.